As filed with the Securities and Exchange Commission on December 12, 2018

Registration No. 333-224715

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1/A

(AMENDMENT NO. 8)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

NEXEON MEDSYSTEMS INC

(Exact name of registrant as specified in its charter)

Nevada	3845	81-0756622
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

1910 Pacific Avenue

Suite 20000

Dallas, Texas 75201

Telephone: (844) 919-9990

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

William Rosellini

Chief Executive Officer

Nexeon MedSystems Inc

1910 Pacific Avenue

Suite 20000

Dallas, Texas 75201

Telephone: (844) 919-9990

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Gregory Sichenzia Esq. Tara Guarneri-Ferrara, Esq.	Jeffrey J. Fessler, Esq. Sheppard, Mullin, Richter & Hampton LLP
Sichenzia Ross Ference LLP	30 Rockefeller Plaza, 39th Floor
1185 Avenue of the Americas, 37th Floor	New York, New York 10112
New York, New York 10036	(212) 653-8700
(212) 930-9700

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-224715) of Nexeon Medsystems Inc is being filed solely to file Exhibit 1.01, Exhibit 4.03 and Exhibit 4.04. Accordingly this Amendment No. 8 consists solely of the facing page, this explanatory note, Item 16 of Part II, the signature page, and the exhibits filed herewith. This filing does not modify any provision of the Registration Statement except as specifically noted herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a)	Exhibits.

Exhibit Number	Description
1.01*	Form of Underwriting Agreement
3.01 (1)	Articles of Incorporation as filed with the Nevada Secretary of State on December 7, 2015 (filed as Exhibit 3.01)
3.02 (1)	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State on February 22, 2016 (filed as Exhibit 3.02)
3.03 (1)	Articles of Merger filed with the Nevada Secretary of State on February 17, 2016 (filed as Exhibit 3.03)
3.04 (1)	Certificate of Merger filed with the Delaware Secretary of State on February 25, 2016 (filed as Exhibit 3.04)
3.05 (1)	By-laws (filed as Exhibit 3.05)
3.06**	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State on June 25, 2018
4.01 (2)	2016 Omnibus Incentive Plan (filed as Exhibit 4.01)
4.02 (1)	2016 Omnibus Incentive Plan - Form of Stock Option Award Agreement (filed as Exhibit 4.02)
4.03*	Form of Warrant Agency Agreement by and between the Company and Equity Stock Transfer
4.04*	Form of Unit Certificate
5.01**	Opinion of Sichenzia Ross Ference LLP, as to the legality of securities being registered
10.01 (3)	Agreement and Plan of Merger dated February 8, 2016, between Nexeon MedSystems, Inc., a Delaware corporation, and Nexeon MedSystems Inc, a Nevada corporation (filed as Exhibit 10.01)
10.02 (1)	Form of Director Indemnification Agreement (filed as Exhibit 10.07)
10.03 (1)	Contribution Agreement by and between Nexeon MedSystems Inc, Rosellini Scientific LLC, and Belltower Associates LLC, dated January 2, 2016 (filed as Exhibit 10.02)
10.04 (1)	Contribution Agreement by and between Nexeon MedSystems Inc and Elizabeth Rosellini, dated January 2, 2016 (filed as Exhibit 10.03)
10.05 (4)	Patent License Asset Purchase Agreement by and between Nexeon MedSystems Inc and William M. Rosellini, dated December 15, 2016 (filed as Exhibit 10.1)
10.06 (5)	Employment Agreement by and between Nexeon MedSystems Inc and Brian Blischak, dated December 20, 2016 (filed as Exhibit 10.1)
10.07 (5)	Executive Employment Contract by and between Nexeon MedSystems Inc and Christopher R. Miller, dated December 1, 2016 (filed as Exhibit 10.2)
10.08 (6)	Acquisition Agreement by and between Rosellini Scientific, LLC and Nexeon MedSystems Europe, SARL, dated January 10, 2017 (filed as Exhibit 10.1)
10.09 (6)	Loan Agreement by and between Nexeon MedSystems Europe, SARL and Nexeon MedSystems Belgium, SARL, dated January 10, 2017 (filed as Exhibit 10.2)
10.10 (6)	Promissory Note dated January 10, 2017 (filed as Exhibit 10.3)
10.11 (6)	Security Agreement by and between Nexeon MedSystems Europe, SARL and Nexeon MedSystems Belgium, SARL, dated January 10, 2017 (filed as Exhibit 10.4)
10.12 (7)	Stock Exchange Agreement by and between Nexeon MedSystems Inc and Rosellini Scientific LLC, dated January 6, 2017 (filed as Exhibit 10.1)
10.13 (8)	Executive Employment Contract by and between Nexeon MedSystems Inc and Emily Hamilton, dated January 1, 2017 (filed as Exhibit 10.1)
10.14 (8)	Director Services Agreement by and between Nexeon MedSystems Inc and Kent J. George, dated January 1, 2017 (filed as Exhibit 10.2)
10.15 (8)	Director Services Agreement by and between Nexeon MedSystems Inc and Michael Neitzel, dated January 1, 2017 (filed as Exhibit 10.3)
10.16 (9)	Offer of Employment between the Company and Daniel Powell, dated May 24, 2017 (filed as Exhibit 10.1)
10.17 (9)	Confidentiality Agreement between the Company and Daniel Powell, dated May 24, 2017 (filed as Exhibit 10.2)
10.18 (9)	Option Agreement between the Company and Daniel Powell, dated June 26, 2017 (filed as Exhibit 10.3)
10.19 (10)	Securities Purchase Agreement between the Company and Leonite Capital LLC, dated August 21, 2017 (filed as Exhibit 10.1)
10.20 (10)	Senior Secured Convertible Promissory Note between the Company and Leonite Capital LLC, dated August 21, 2017 (filed as Exhibit 10.2)

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10.21 (10)	Two-Year Warrant issued to Leonite Capital LLC, dated August 24, 2017 (filed as Exhibit 10.3)
10.22 (10)	Five-Year Warrant issued to Leonite Capital LLC, dated August 24, 2017 (filed as Exhibit 10.4)
10.23 (10)	Security and Pledge Agreement between the Company, Nexeon MedSystems Puerto Rico Operating Company Corporation, Pulsus Medical LLC, Rosellini Scientific LLC, and Leonite Capital LLC, dated August 21, 2017 (filed as Exhibit 10.5)
10.24 (10)	Share Pledge Agreement between Nexeon MedSystems Belgium SPRL and Leonite Capital LLC, dated August 18, 2017 (filed as Exhibit 10.6)
10.25 (10)	Personal Guaranty of Randy Michael Rosellini, dated August 18, 2017 (filed as Exhibit 10.7)
10.26 (10)	Warrant issued to Randy M. Rosellini, dated August 24, 2017 (filed as Exhibit 10.8)
10.27 (10)	Deed of Trust from Roseland Limited Partnership to Leonite Capital LLC, dated August 21, 2017 (filed as Exhibit 10.9)
10.28 (11)	Stock Purchase Agreement between Henri Decloux and Paul Macors and Nexeon Medsystems Belgium, SPRL, dated April 7, 2017
10.29 (11)	Form Services Agreement between Medi-Line, S.A. and H.D. Resources, S.P.R.L., dated April 7, 2017
10.30 (11)	CBC Banque and Medi-Line Credit Contract - 729-1405073-45 1.27% Secured, 0.72% Secured Loans, dated July 12, 2017
10.31 (11)	CBC Banque and Nexeon MedSystems Belgium, SPRL Credit Contract - C13-66835555-84 1.27% Secured Loan, dated July 7, 2017
10.32 (11)	KBC Commercial Finance Invoice Discounting Agreement, dated September 29, 2017
10.33 (11)	CBC Banque and Medi-Line Business Credit Line Credit Contract – 729-3094852-84, dated February 2, 2017
10.34 (11)	Debt Repayment Agreement between Rosellini Scientific, LLC and Nexeon MedSystems Belgium, SPRL, dated December 29, 2017
10.35 (11)	Share Loan Agreement between Michael Rosellini and Nexeon MedSystems Inc, dated December 29, 2017
10.36 (11)	Waiver of Debt Agreement between Nexeon MedSystems Belgium, SPRL and Nuviant Medical, GmbH, dated May 29, 2017
10.37 (12)	First Amendment to Senior Secured Convertible Promissory Note, dated November 20, 2018, between Nexeon MedSystems Inc. and Leonite Capital, LLC
10.38 (13)	Employment Agreement, dated December 7, 2018, between the Company and William Rosellini
21.1 (11)	Subsidiaries
23.1**	Consent of Paritz & Company, P.A.
23.2**	Consent of Sichenzia Ross Ference LLP (included in Exhibit 5.01)
24.1	Power of Attorney (set forth on the signature page of the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 7, 2018)
101.INS**	XBRL Instance Document
101.SCH**	XBRL Extension Schema Document
101.CAL**	XBRL Extension Calculation Linkbase Document
101.DEF**	XBRL Extension Definition Linkbase Document
101.LAB**	XBRL Extension Labels Linkbase Document
101.PRE**	XBRL Extension Presentation Linkbase Document

*	Filed herewith.
**	Previously filed.
(1)	Incorporated by reference to the Company’s Form 10 filed with the Securities and Exchange Commission on July 6, 2016.
(2)	Incorporated by reference to the Company’s Amendment No. 1 to the Form 10 filed with the Securities and Exchange Commission on August 16, 2016.
(3)	Incorporated by reference to the Company’s Amendment No. 2 to the Form 10 filed with the Securities and Exchange Commission on September 9, 2016.
(4)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2016.
(5)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2016.
(6)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017.
(7)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2017.
(8)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2017.
(9)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 28, 2017.
(10)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2017.
(11)	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 5, 2018.
(12)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2018.
(13)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 12, 2018.

NEXEON MEDSYSTEMS INC

By:	/s/ William Rosellini
William Rosellini
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Christopher R. Miller
Christopher R. Miller
Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ William Rosellini	Chief Executive Officer, Director	December 12, 2018
William Rosellini	(Principal Executive Officer)

/s/ *	Chief Financial Officer	December 12, 2018
Christopher R. Miller	(Principal Financial and Accounting Officer)

/s/ *	Director	December 12, 2018
Kent J. George

/s/ *	Director	December 12, 2018
Michael Neitzel

/s/ *	Director	December 12, 2018
R. Wesley Dittmer II

*By	/s/ William Rosellini
William Rosellini
Attorney-in-fact

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